ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments

March 31, 2026 (Unaudited)

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 97.2%

Commodity Fund – 2.0%
iShares Gold Trust(a)	17,295	$1,524,727

Debt Fund – 29.4%
iShares Core Universal USD Bond ETF(b)(c)	311,821	14,403,012
iShares MBS ETF	33,830	3,212,159
iShares U.S. Treasury Bond ETF(b)	228,041	5,224,419
Total Debt Fund		22,839,590

Equity Fund – 65.8%
iShares MSCI EAFE ETF	86,727	8,423,793
iShares MSCI Emerging Markets ETF	67,462	3,831,167
iShares Russell Mid-Cap Growth ETF(b)	23,898	3,061,812
iShares U.S. Equity Factor Rotation Active ETF	92,048	5,355,353
State Street SPDR S&P 500 ETF Trust(c)	46,887	30,492,492
Total Equity Fund		51,164,617

Total Exchange Traded Funds (Cost $60,453,608)		75,528,934

MONEY MARKET FUNDS – 28.6%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 3.56%(d)	2,244,612	2,244,612
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, Institutional Class, 3.29%(d)(e)	20,014,214	20,014,214
Total Money Market Funds (Cost $22,258,826)		22,258,826

	Notional Amount	Contracts
PURCHASED PUT OPTION – 0.1%
SPDR S&P 500 ETF Trust, expiring 05/15/26, Strike Price $545.00 (Cost $69,223)	$13,298,000	244	52,094

Total Investments Before Written Options – 125.9% (Cost $82,781,657)			97,839,854

WRITTEN CALL OPTION – (0.0)%**
SPDR S&P 500 ETF Trust, expiring 04/17/26, Strike Price $692.00 [Premium Received $(50,106)]	$(22,766,800)	(329)	(7,567)

Total Investments – 125.9% (Cost $82,731,551)			97,832,287
Liabilities in Excess of Other Assets – (25.9%)			(20,089,841)
Net Assets – 100.0%			$77,742,446

**	Less than 0.05%.
(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $39,334,071; the aggregate market value of the collateral held by the fund is $20,140,577. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $126,363.
(c)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $2,427,100 as of March 31, 2026.
(d)	Rate shown reflects the 7-day yield as of March 31, 2026.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments (continued)

March 31, 2026 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2026, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$75,528,934	$–	$–	$75,528,934
Money Market Funds	22,258,826	–	–	22,258,826
Purchased Put Option	52,094	–	–	52,094
Total	$97,839,854	$–	$–	$97,839,854

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Option	$(7,567)	$–	$–	$(7,567)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commodity Fund	2.0%
Debt Fund	29.4
Equity Fund	65.8
Purchased Put Option	0.1
Written Call Option	(0.0)**
Money Market Funds	28.6
Total Investments	125.9
Liabilities in Excess of Other Assets	(25.9)
Net Assets	100.0%

**	Less than 0.05%.